Revenue	12 Months Ended
Jun. 30, 2022
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 20 –REVENUE

The Company disaggregated sales of household appliance accessories from installation and maintenance revenue and senior care services revenue into the sales of the E-watch and the care service. Sales of household appliance accessories and E-watches are recognized in revenue at a point in time while revenue from care service is recognized over a period of time. Deferred portion of senior care service is recorded as a liability (advances from customers) in the company’s balance sheet.

	2022	2021
Installation and maintenance	$37,531,466	$48,164,931
Sales of household appliance accessories	2,486,496	3,381,304
Housekeeping	16,340,910	16,792,722
Senior care services	5,259,977	4,710,645
Sales of E-watch	2,132,244	1,328,169
Sublease	-	147,663
Total	$63,751,093	$74,525,434